Shareholders’ Equity (Tables)	12 Months Ended
Sep. 30, 2025
Shareholders’ Equity [Abstract]
Schedule of Amounts Restricted are the Paid-In-Capital and Statutory Reserve	As of September 30, 2025 and 2024, amounts restricted are the paid-in-capital and statutory reserve of Huadi PRC Subsidiaries as follows:
	2025	2024
Statutory reserves	$919,978	$919,978
Paid-in-capital	25,285,336	24,815,336
Total	$26,205,314	$25,735,314